Execution Copy


                              VOTING AGREEMENT

     THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of April 18, 2003, by and among Tiger Holding Corporation, a Delaware corporation ("Parent"), and those certain stockholders set forth on the signature pages hereto (each individually, a "Stockholder" and collectively, the "Stockholders") of Tanning Technology Corporation, a Delaware corporation (the "Company").

                                  RECITALS

     A. Concurrently with the execution of this Agreement, Parent, Tiger Merger Corporation, a Delaware corporation and wholly owned subsidiary of Parent ("Merger Subsidiary"), and the Company are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") pursuant to which Merger Subsidiary will merge with and into the Company (the "Merger"). Capitalized terms that are used in this Agreement and are not otherwise defined herein will have the same meanings that such terms have in the Merger Agreement.

     B. As of the date hereof, each Stockholder is the beneficial owner (as defined in Rule 13d-3 promulgated under the 1934 Act) with respect to, in the aggregate, such number of Shares (as defined herein) listed opposite such Stockholder's name on Schedule A attached hereto.

     C. Each Stockholder is entering into this Agreement as a material inducement and consideration to Parent to enter into the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

     1.   Definitions.

          (a) "Expiration Date" means the earlier to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

          (b) "Shares" means all issued and outstanding shares of Company Stock owned beneficially (as defined in Rule 13d-3 promulgated under the 1934 Act) by each Stockholder, in each case, on the date hereof; provided, however, that any and all other shares of capital stock of the Company with respect to which such Stockholder becomes the record or beneficial owner or over which such Stockholder otherwise exercises voting power after the execution of this Agreement and prior to the Expiration Date, including, without limitation, in the event of a dividend or distribution of capital stock of the Company, or any change in the Company's capital stock or the like, all shares of the Company's capital stock issued or distributed pursuant to such stock dividends and distributions and any shares of the Company's capital stock into which or for which any or all of the shares otherwise held by such Stockholder may be so changed or exchanged, shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares on the date hereof.

          (c) "Transfer" with respect to any security means to directly or indirectly: (i) sell, assign, pledge, encumber, transfer or dispose of, or grant an option with respect to, such security or any interest in such security; or (ii) enter into an agreement or commitment providing for the sale, assignment pledge, encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein.

     2.   Agreement to Vote.

          2.1 Voting Agreement. Each Stockholder hereby covenants and agrees that, prior to the Expiration Date, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of the Company, however called, unless otherwise directed in writing by Parent, each Stockholder will appear at the meeting or otherwise cause such Stockholder's Shares to be counted as present thereat for purposes of establishing a quorum and vote or cause to be voted the Shares:

          (a) in favor of the adoption of the Merger Agreement;

          (b) to the extent a vote is solicited in connection with the approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent under the Merger Agreement to the Company's, Parent's or Merger Subsidiary's obligation to consummate the Merger, against the approval of such action, agreement or proposal; and

          (c) against approval of any action, agreement or proposal made in opposition to or in competition with the consummation of the Merger, or that would preclude the consummation of the Merger, including, without limitation, any Acquisition Proposal.

          2.2 Irrevocable Proxy. Contemporaneously with the execution of this Agreement, each Stockholder will deliver to Parent a proxy with respect to such Stockholder's Shares in the form attached hereto as Exhibit 1, which proxy will be irrevocable to the fullest extent permitted by applicable Law (the "Proxy"); except that the Proxy shall be automatically revoked and of no further force and effect upon termination of this Agreement in accordance with its terms.

          2.3 Transfer and Other Restrictions.

          (a) From and after the date hereof until the termination of this Agreement, each Stockholder agrees not to, directly or indirectly:

          (i) except pursuant to the terms of the Merger Agreement, Transfer any or all of the Shares;

          (ii) grant any proxy, power of attorney, deposit any Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares except as provided in this Agreement; or

          (iii) take any other action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement.

          (b) To the extent that any Stockholder is, as of the date hereof, party to a contract or agreement that requires such Stockholder to Transfer Shares to another person or entity (excluding a contract or agreement pledging Shares to the Company), such Stockholder will not effect any such Transfer unless, prior to such Transfer, such Stockholder causes the transferee to be bound by and to execute an agreement in the form of this Agreement with respect to the Shares to be Transferred.

          (c) Each Stockholder agrees with, and covenants to, Parent that such Stockholder shall not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Shares, unless such Transfer is made pursuant to and in compliance with this Agreement.

          (d) The foregoing restrictions shall not prohibit a Transfer of Shares (i) in the case of an individual, to any member of his or her immediate family, to a trust for the benefit of such Stockholder or any member of his or her immediate family or a Transfer of Shares upon the death of any Stockholder or (ii) in the case of a partnership or limited liability company, to one or more partners or members or to an affiliated entity; provided, however, that in each such case, (x) such Transfer is for no consideration of any kind and (y) any transferee shall, as a condition to such Transfer, agree in a writing delivered to Parent, to be bound by the terms and conditions of this Agreement and execute and deliver to Parent a proxy in the form attached hereto.

     3. Waivers. Each Stockholder agrees not to exercise any rights of appraisal and any dissenters' rights that such Stockholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger.

     4. Representations, Warranties and Covenants of Stockholder. Each Stockholder hereby represents, warrants and covenants to Parent severally, and not jointly, as follows:

          4.1 Authority, Enforceability. Such Stockholder has the power and authority to enter into, execute, deliver and perform such Stockholder's obligations under this Agreement and to make the representations, warranties and covenants made by such Stockholder herein. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of Law governing specific performance, injunctive relief and other equitable remedies.

          4.2 No Conflicts, No Defaults and Consents. The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not: (i) conflict with or violate any order, decree or judgment applicable to such Stockholder or by which such Stockholder or any of such Stockholder's properties or Shares is bound or affected; (ii) conflict with or violate any agreement to which such Stockholder is a party or is subject, including, without limitation, any voting agreement or voting trust; (iii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, restriction, adverse claim, option on, right to acquire, or any encumbrance or security interest in or to such Stockholder's Shares, pursuant to any agreement, contract or legally binding commitment to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's Shares is bound or affected, or (iv) require any agreement, contract or legally binding commitment of any third party.

          4.3 Shares Owned. As of the date hereof, such Stockholder is the record owner with respect to, in the aggregate, the number of shares of Company Stock listed opposite such Stockholder's name on Schedule A, and does not beneficially own or otherwise have the power to direct the voting with respect to, any shares of capital stock of the Company other than the Shares listed on Schedule A. Such Stockholder has sole voting power with respect to the number of shares of Company Stock listed opposite such Stockholder's name on Schedule A.

          4.4 No Restraint on Officer or Director Action. Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director or an officer of the Company makes any agreement, understanding or undertaking herein in his or her capacity as a director or officer, and the agreements set forth herein shall in no way restrict any director or officer in the exercise of his or her fiduciary duties as a director or officer of the Company. Each Stockholder has executed this Agreement solely in his, her or its capacity as the record owner of such Stockholder's Shares.

          4.5 Limited Proxy. Each Stockholder will retain at all times the right to vote such Stockholder's Shares, in such Stockholder's sole discretion, on all matters other than those set forth in Section 2.1 which are at any time or from time to time presented to the Company's stockholders generally.

     5.   Miscellaneous.

          5.1 Severability. If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, then the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable and to the extent that to do so would not deprive one of the parties of the substantial benefit of its bargain. Such provision will, to the extent allowable by Law and the preceding sentence, not be voided or canceled but will instead be modified by such arbitrator or court so that it becomes enforceable and, as modified, will be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

          5.2 Amendment; Waiver. This Agreement may be amended, modified, superseded, canceled, renewed, or extended only by an agreement in writing executed by Parent and each Stockholder. The failure by any party at any time to require performance or compliance by another party of any of its obligations or agreements will in no way affect the right to require such performance or compliance at any time thereafter. No waiver of any kind will be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

          5.3 Entire Agreement; No Third Party Beneficiaries. This Agreement, together with the Merger Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and are not intended to convey upon any person other than Parent and each Stockholder any rights or remedies hereunder.

          5.4 Assignment. This Agreement and all rights and obligations hereunder are personal to each Stockholder and may not be transferred or assigned by any Stockholder at any time. Parent may assign its rights, and may delegate its obligations hereunder, to any Subsidiary of Parent; provided, however, that any such assignee assumes the obligations of Parent hereunder. This Agreement will be binding upon, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties hereto.

          5.5 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, whether common law or statutory, without reference to the choice of law provisions thereof.

          5.6 Notices. All notices required or permitted pursuant to this Agreement will be in writing and will be deemed to be properly given when actually received by the person entitled to receive the notice at the address stated below, or at such other address as a party may provide by notice to the other:

          If to Parent:

          Tiger Holding Corporation
          c/o Platinum Equity LLC
          2099 Century Park East, Suite 2700
          Los Angeles, CA  90067
          Attention:  Eva M. Kalawski

          With a copy to:

          Riordan & McKinzie
          600 Anton Boulevard, 18th Floor
          Costa Mesa, CA  97626
          Attention:  James W. Loss

          If to the Stockholders:

          At the address listed on Schedule A.

               With a copy to:

          Fried, Frank, Harris, Shriver & Jacobson
          One New York Plaza
          New York, NY  10004
          Attention:  Christopher Ewan

          5.7 Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.

          5.8 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which, taken together, constitute one and the same agreement.

          5.9 Titles. The titles and captions of the sections and paragraphs of this Agreement are included for convenience of reference only and will have no effect on the construction or meaning of this Agreement.

          5.10 Termination. This Agreement will be terminated and will be of no further force and effect upon the Expiration Date.

          5.11 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Expiration Date.

      IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.


                                    TIGER HOLDING CORPORATION



                                    By: /s/ Eva Kalawski
                                       --------------------------------------
                                          Name:  Eva Kalawski
                                          Title: Vice President and
                                                 Secretary



                                    TTC INVESTORS I LLC



                                    By:   AEA Tanning Investors Inc.
                                          its member

                                          By:  /s/ Christopher P. Mahan
                                             --------------------------------
                                                Name:  Christopher P. Mahan
                                                Title: Vice President



                                    TTC INVESTORS II LLC



                                    By:   AEA Tanning Investors Inc.
                                          its member

                                          By: /s/ Christopher P. Mahan
                                             --------------------------------
                                                Name:  Christopher P. Mahan
                                                Title: Vice President



                                    TTC INVESTORS IA LLC



                                    By:   AEA Tanning Investors Inc.
                                          its member

                                          By: /s/ Christopher P. Mahan
                                             --------------------------------
                                                Name:  Christopher P. Mahan
                                                Title: Vice President



                                    TTC INVESTORS IIA LLC



                                    By:   AEA Tanning Investors Inc.
                                          its member

                                          By: /s/ Christopher P. Mahan
                                             --------------------------------
                                                Name:  Christopher P. Mahan
                                                Title: Vice President

                                    TANNING FAMILY PARTNERSHIP, L.L.L.P.



                                    By:   Courtney Rose Corporation,
                                          its General Partner

                                          By: /s/ Larry G. Tanning
                                             --------------------------------
                                                Name:  Larry G. Tanning
                                                Title:  President

                                      /s/ Larry G. Tanning
                                    -----------------------------------------
                                    Larry G. Tanning

                                              EXHIBIT 1 TO VOTING AGREEMENT
                                              -----------------------------

                             IRREVOCABLE PROXY

     The undersigned stockholder (the "Stockholder") of Tanning Technology Corporation, a Delaware corporation, (the "Company") hereby irrevocably (to the fullest extent permitted by applicable law) appoints and constitutes those officers of Tiger Holding Corporation, a Delaware corporation ("Parent") designated by Parent in writing and each of them (collectively, the "Proxyholders"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the fullest extent of the undersigned's rights with respect to (i) the shares of capital stock of the Company held of record by the undersigned as of the date of this proxy, which shares are specified on Schedule A to the Voting Agreement (as defined in the Voting Agreement dated as of the date hereof, between Parent and the undersigned (the "Voting Agreement"); and (ii) any and all other shares of capital stock of the Company with respect to which the undersigned shall become the record or beneficial owner or over which the undersigned shall otherwise exercise voting power after the date hereof, including, without limitation, in the event of a dividend or distribution of capital stock of the Company, or any change in the Company's capital stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, all shares of the Company's capital stock issued or distributed pursuant to such stock dividends and distributions and any shares of the Company's capital stock into which or for which any or all of the shares otherwise held by the undersigned may be so changed or exchanged. (The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares until such time as this proxy shall be terminated in accordance with its terms.

     The Proxyholders named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date (as defined in the Voting Agreement) at any meeting of the shareholders of the Company, however called, or in any action by written consent of shareholders of the Company with respect to the following matters and only the following matters:

          (i) in favor of the adoption of the Agreement and Plan of Merger by and among Parent, Tiger Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Subsidiary"), and the Company, dated as of the date hereof (the "Merger Agreement");

          (ii) against approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent under the Merger Agreement to the Company's, Parent's or Merger Subsidiary's obligation to consummate the Merger; and

          (iii) against approval of any action, agreement or proposal made in opposition to or in competition with the consummation of the Merger, or that would preclude the consummation of the Merger, including, without limitation, any Acquisition Proposal (as defined in the Merger Agreement).

     The Proxyholders may not exercise this proxy on any other matter. The Stockholder may vote the Shares on all such other matters. The proxy granted by the Stockholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Stockholder set forth in Section 2 of the Voting Agreement.

     This proxy will terminate upon the Expiration Date. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Stockholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the shareholders of the Company.

     This proxy is irrevocable, is coupled with an interest, and shall survive the insolvency, incapacity, death or liquidation of the undersigned and will be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

Dated:  April o, 2003

                                    SHAREHOLDER


                                    By:
                                       ------------------------------------

                                 SCHEDULE A


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          NAME                        ADDRESS                # OF SHARES
===========================================================================
TTC Investors I LLC       c/o AEA Investors LLC
                          Park Avenue Tower
                          65 East 55th Street                984,237
                          New York, New York 10022
---------------------------------------------------------------------------
TTC Investors II LLC      c/o AEA Investors LLC
                          Park Avenue Tower
                          65 East 55th Street              4,143,022
                          New York, New York 10022
---------------------------------------------------------------------------
TTC Investors IA LLC      c/o AEA Investors LLC
                          Park Avenue Tower
                          65 East 55th Street                108,986
                          New York, New York 10022
---------------------------------------------------------------------------
TTC Investors IIA LLC     c/o AEA Investors LLC
                          Park Avenue Tower
                          65 East 55th Street                460,524
                          New York, New York 10022
---------------------------------------------------------------------------
Tanning Family            c/o Tanning Technology
 Partnership, L.L.L.P.    Corporation
                          4600 South Syracuse Street,      2,887,647
                          Suite 300
                          Denver, Colorado 80237
---------------------------------------------------------------------------
Larry G. Tanning          c/o Tanning Technology
                          Corporation
                          4600 South Syracuse Street,        200,362
                          Suite 300
                          Denver, Colorado 80237
---------------------------------------------------------------------------